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                                                               EXHIBIT 99.B16

                     PRUDENTIAL JENNISON SERIES FUND, INC.
                         JENNISON GROWTH & INCOME FUND

                                    EXHIBIT
                            AGGREGATE TOTAL RETURN
                                  CALCULATION

                                      ERV - P
                                 T =  -------
                                         P

                Where    P = hypothetical initial payment of $1,000.
                       ERV = ending redeemable value.
                         T = Aggregate total return.

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                                INCEPTION THROUGH MARCH 31, 1997
                            ---------------------------------------
                            Class A    Class B    Class C   Class Z
                            -------    -------    -------   -------
                P      =     $1,000     $1,000     $1,000    $1,000
               ERV     =     $1,045     $1,042     $1,042    $1,048
                T      =      4.47%      4.16%      4.16%     4.81%
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                     PRUDENTIAL JENNISON SERIES FUND, INC.
                         JENNISON GROWTH & INCOME FUND

                                    EXHIBIT
                         AVERAGE ANNUAL TOTAL RETURN
                                  CALCULATION


                                P(1+T) N = ERV


                Where    P = hypothetical initial payment of $1,000 less front
                             end load of 5% (a) for Class A shares only
                         T = averge annual total return.
                         n = number of years
                       ERV = ending redeemable value.

--------------------------------------------------------------------------------

                                INCEPTION THROUGH MARCH 31, 1997
                            ---------------------------------------
                            Class A    Class B    Class C   Class Z
                            -------    -------    -------   -------
               P      =       $950(a)  $1,000     $1,000    $1,000
               ERV    =       $943       $992     $1,032    $1,048
               n      =       0.39       0.39       0.39      0.39
               T      =     -0.75%     -0.84%      3.16%     4.81%